SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 1, 2002



                             RP ENTERTAINMENT, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Nevada                        333-63352                   93-1221399
---------------------------         -----------              -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                  File Number)             Identification No.)




                      1900 AVENUE OF THE STARS, SUITE 1450
                          LOS ANGELES, CALIFORNIA 90067
                     --------------------------------------
                    (Address of principal executive offices)



                                  310-277-4140
               --------------------------------------------------
               Registrant's telephone number, including area code




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 4.  Changes in Registrant's Certifying Accountant

     On July 1, 2002 the Registrant engaged Kabani & Company, Inc., Certified Public Accountants, as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of June 30, 2002, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant's Board of Directors.

     The Registrant dismissed Oppenheim & Ostrick, CPA's ("O&O") as its auditors effective July 2, 2002. O&O served as the Registrant's independent auditors' for the Registrant's calendar year ended December 31, 2001 and December 31, 2000, as well as for previous periods. O&O's report on the Registrant's consolidated financial statements for the registrant's calendar years December 31, 2001 and December 31, 2000, (the "Reports") do not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

     During the Registrant's calendar year ended December 31, 2001 and December 31, 2000, and during the period from January 1, 2002 until O&O's dismissal, there were no disagreements with O&O within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to O&O's satisfaction, would have caused O&O to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's calendar year ended December 31, 2001 and December 31, 2000, and during the period from January 1, 2002 until O&O's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

     During the Registrant's two most recent calendar years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has requested Oppenheim & Ostrick, CPA's to review the disclosure contained herein and has provided Oppenheim & Ostrick, CPA's the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Oppenheim & Ostrick, CPA's 's views, or the respects in which Oppenheim & Ostrick, CPA's does not agree with the statements contained herein. Oppenheim & Ostrick, CPA's has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

         Exhibit 16 Letter from Oppenheim & Ostrick, CPA's





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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RP Entertainment, Inc.


                                        By:/s/ Douglas S. Borghi
                                        ________________________________
                                         Douglas S. Borghi, President


Date: July 3, 2002






























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